Rule 497(e)

Registration No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify COWS Covered Call ETF
(formerly Amplify Cash Flow High Income ETF) (the “Fund”)

Supplement to the Fund’s Prospectus, Summary Prospectus and
Statement of Additional Information, Each Dated February 28, 2024

November 18, 2024

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME AND
THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

This Supplement updates certain information in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which will take effect on or about January 28, 2025 (the “Effective Date”).

On November 12, 2024, the Board of Trustees of the Trust considered and voted to approve certain changes to the Fund, including: (i) changing the name of the Fund; and (ii) changing certain of the Fund’s policies and principal investment strategies. The below contains a brief summary of certain of the anticipated changes that are slated to take effect on or after the Effective Date:

	Old	New
Fund Name	Amplify Cash Flow High Income ETF	Amplify COWS Covered Call ETF
Investment Policies	The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in shares of the COWS ETF, a series of the Amplify ETF Trust advised by Amplify Investments, LLC, the investment advisor to the Fund.	The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities (the “Equity Securities”) that comprise the Amplify Cash Flow Dividend Leaders ETF (the “COWS ETF”), a series of the Amplify ETF Trust advised by Amplify Investments, LLC, the investment adviser to the Fund (“Amplify Investments” or the “Adviser”), and written call option contracts that reference the Equity Securities.
Principal Investment Strategies

The Fund’s Investment in the COWS ETF

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in shares of the COWS ETF, a series of the Amplify ETF Trust advised by Amplify Investments, LLC, the investment advisor to the Fund. See below for a summary of the COWS ETF’s principal investment strategies. The COWS ETF invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. equity securities that comprise the Kelly US Cash Flow Dividend Leaders Index (the “COWS Index”), which will primarily include common stocks. The Index is based on a proprietary methodology developed and maintained by Kelly Indexes, LLC (the “Index Provider”), an affiliate of Kelly Strategic Management, LLC (doing business as Kelly Intelligence), an investment sub-adviser to the COWS ETF.

The Call Income Strategy

Pursuant to its investment objective, the Fund will additionally seek to implement the Call Income Strategy for the purposes of providing income to the Fund that supplements the cash flows received through the Fund’s investment in the COWS ETF. The Call Income Strategy is a rules-based strategy that seeks to provide systematic and non-discretionary income by selling, each day, two call option contracts on the S&P 500 Index with targeted expiration dates of approximately two weeks into the future (the “Call Period”). The Call Income Strategy targets strike prices that produce a 10% annualized gross income from option contract premiums (the “Target Call Income”); however, the amount of income generated by the Call Income Strategy’s sale of the call option contracts will be dependent on market prices and the volatility of S&P 500 Index at the time of each sale.

The Fund intends to implement the Call Income Strategy by entering into one or more swap agreements with financial institutions for a specified period, which is expected to be at least thirteen months. The swap agreements will seek to exchange the Target Call Income (the rate of which is expected to fluctuate) provided by the Call Income Strategy’s daily sold call options for a set percent of call premium over each Call Period. Through each swap agreement, the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the sold call options. The amount to be exchanged or “swapped” between the parties is calculated based on a “notional amount,” which is the return on or change in value of a particular dollar amount representing the sold call options. In addition to the swap agreements, the Fund may also directly sell call options to execute the Call Income Strategy. .

Equity Securities

The Fund invests in the Equity Securities that comprise the COWS ETF. The COWS ETF invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. equity securities (primarily common stocks) that comprise the Kelly US Cash Flow Dividend Leaders Index (the “COWS Index”), which primarily includes common stocks. The COWS Index is based on a proprietary methodology developed and maintained by Kelly Indexes, LLC (the “Index Provider”), an affiliate of Kelly Intelligence, an investment sub-adviser to the COWS ETF and the Fund.

Covered Call Option Strategy

In furtherance of the Fund’s investment objective to provide investors with current income, the Fund will seek to generate additional current income by employing a “covered call” option strategy in which it will write (sell) U.S. exchange-traded covered call options on the Equity Securities. The Fund expects to write covered call options on each Equity Security, but such call writing may be reduced under certain market circumstances. The Fund’s covered call strategy seeks to generate approximately 10% or greater annualized gross income from premiums received from selling option contracts, however the amount of income generated by the Fund’s implementation of the covered call option strategy will vary based on factors such as market prices, volatility and interest rates. In selling call option contracts, the Fund effectively sells its ability to participate in gains of the Equity Security beyond the predetermined strike price in exchange for the premium income received. The Fund expects to sell call option contracts with expiration dates of approximately one month.

The above summary of the anticipated changes is qualified in its entirety by the more detailed discussion that will appear in the revised prospectus, summary prospectus and statement of additional information, which investors should read in its entirety when it becomes available. The Fund will file a revised prospectus and statement of additional information with the Securities and Exchange Commission (“SEC”), which will reflect the changes contemplated herein, and will be available on the SEC’s website. You may obtain copies of the Fund’s Prospectus and Statement of Additional of Information free of charge, upon request, by calling 855-267-3837 or visiting AmplifyETFs.com.

Please Retain This Supplement for Future Reference.